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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS
                        ------------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-63080, 333-51504, 333-44418, 333-40476,
333-36228, 333-95933, 333-95279, 333-87553) and on From S-3 (Nos. 333-39958,
333-38006, 333-38000, 333-36382) of Critical Path, Inc. of our report dated February 5, 2002 relating to the financial statements and financial statement schedule, which appears on this Form 10-K.



San Jose, CA
March 29, 2002